EXHIBIT 10.24M

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the Redacted Material has been separately filed with the Commission,” and places where information has

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FIFTY-NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Fifty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. Certain provisions of this Amendment are effective as of the last date of signature by a party hereto resulting in the document being fully executed (“Signature Date”), certain provisions of this Amendment shall be effective as of January 1, 2013, and certain provisions of this Amendment shall be effective as of April 1, 2013 (the “Contract Anniversary Date”), as indicated below.

WHEREAS, CSG and TWC wish to amend the agreement to extend the term, provide additional Products and Services, provide amended pricing; and

THEREFORE, the parties wish to amend the Agreement as provided below.

CSG and TWC agree to the following:

1.	Effective as of the Signature Date, clause (1) in the definition of Affiliate set forth in the first recital on page 1 of the Agreement is amended and restated to read in its entirety as follows:

(1) each of Time Warner Cable Enterprises LLC, Time Warner NY Cable LLC, and Time Warner Entertainment-Advance/Newhouse Partnership, any successor-in-interest of any of the foregoing, any majority-owned subsidiary of TWC or any of the foregoing entities (each of TWC and the foregoing entities, a “TWC Company”), and/or any corporation, partnership, limited liability company or other entity which is managed in whole or in significant part by any TWC Company or through managers designated by any TWC Company; or

2.	Effective as of the Signature Date, Section 1.2, “Term,” of the Agreement is amended and restated to read in its entirety as follows:

1.2 Term. Unless terminated earlier pursuant to Section 6, this Agreement shall remain in effect through 11:59 p.m. Mountain Time of March 31, 2017 (“Initial Term”). TWC shall have an option to renew this Agreement for an additional one year period (April 1, 2017 through March 31, 2018) after expiration of the Initial Term (“Renewal Term”), such renewal option to be exercised in TWC’s sole discretion by providing CSG with notice of renewal on or before September 30, 2016 (“Renewal Notice Deadline”). The Initial Term and, if elected by TWC, the Renewal Term collectively shall constitute the “Term” and/or “the term of this Agreement.” Unless terminated earlier pursuant to Section 6 or pursuant to any other termination rights set forth in this Agreement or a relevant Statement of Work, the term of any specific license for the Products and the term for any specific Services to be provided shall be coterminous with this Agreement unless stated otherwise in the applicable Schedule, Addendum, prior or future amendment to this Agreement or relevant Statement of Work. Further, for the avoidance of doubt, in the event that TWC elects a Renewal Term in accordance with the foregoing renewal provisions, any specific license for the Products and the term of any obligation to provide specific Services that may be keyed to a stated date that corresponds with the end of the Initial Term (either as stated in the original Agreement effective as of April 1, 2003 or as subsequently amended) is hereby automatically extended for the duration of the Term, subject to the parties’ respective termination rights with respect thereto under this Agreement and/or any applicable Statement of Work executed pursuant to this Agreement. Further, the parties agree that the provisions of Section 3 that relate to TWC (rather than BHN) set forth in the Fiftieth Amendment to the Agreement shall continue to govern and be applicable to the Renewal Term. In the event CSG does not receive prior written notice from TWC on or before September 30, 2016, CSG shall not be required to extend the Agreement through March 31, 2018.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.	As an incentive to enter into this Amendment, effective as of the Contract Anniversary Date, the Agreement is amended to provide the following:

a)	CSG shall provide Customers with an aggregate ******* ****** equal to $************. Such ******* ****** shall be provided to Customers in the form of a ******* ******* ****** of $********** in the aggregate per *****, provided in, applicable to and due upon each ******* invoice, for a period of ****** **** *********** ****** *”******* *****”*. CSG will commence providing the ******* ***** in April 2013. In the event of a termination of this Agreement in its entirety for any reason prior to the full $********* ***** amount becoming due pursuant to this paragraph, then CSG shall not be responsible for, nor shall Customers be due, any payments under this paragraph that have not become due by the effective date of such termination.

b)	In addition, CSG shall provide Customers with an ****** ******* ****** of $************ in the aggregate each year for a period of **** ***** *”****** *****”*, for a total of $*********. Such ****** ***** will be provided to Customers in the form of **** ****** installments in the aggregate amount of $************ each, to be provided in, applicable to and due in the month of April, commencing in the year 2013, and continuing each anniversary thereafter for the following ***** *****. The parties agree that in the event of a termination of this Agreement in its entirety for any reason prior to the expiration of the Initial Term (as extended pursuant to this Amendment), then CSG shall not be responsible for, nor shall Customers be due, any ****** ***** payments under this paragraph that have not become due by the effective date of such termination.

c)	TWC agrees to provide CSG with the allocation of the ******* ***** and the ****** ***** applicable to each Customer no later than ****** **** **** prior to the date in which the applicable invoice containing the ******* ***** or ****** ***** is sent to each Customer. In the event, TWC does not provide CSG with the allocations in accordance with this section, CSG shall assist TWC in its determination of the appropriate allocation for each Customer, and shall apply the ******* or ****** ***** to the next invoice reflecting the appropriate amounts and allocations as determined by TWC. Any surplus shall be applied to identified Customers’ next monthly invoice.

4.	Effective as of the Contract Anniversary Date, Subsection 3.2 Print and Mail Services shall be amended by adding the following subsection (d):

(d)	TWC agrees that, as of April 1, 2013 through the remaining Term of the Agreement, CSG shall be each Participating Affiliate’s sole and exclusive provider of services for the printing and mailing, through the United States Postal Service or other designated hard copy mail carrier, of its Connected Subscribers’ monthly bill statements; provided, however, that such print and mail obligation shall not apply with respect to any cable system or other business acquired by such Participating Affiliate that processes its Connected Subscribers under this Agreement for the term (which shall not include any third party optional renewals) of any existing agreement with a different print and mail vendor applicable to such cable system or other business. Notwithstanding the foregoing, under no circumstances shall such exclusivity obligation be deemed to apply to the generation or archival of images of any Connected Subscriber monthly bill statements or to the electronic presentment or payment of Connected Subscriber monthly bill statements. In the event of a breach of the foregoing by a particular Participating Affiliate, such Participating Affiliate or TWC agrees to pay as liquidated damages and not as a penalty, and CSG agrees to accept as its sole and exclusive remedy for such non-compliance with the terms of exclusivity provided in this section 3.2 (d), an amount equal to the **** ******* ***** ******** **** ********** *** for ESP Statement Format multiplied by the **** **** ********* ****** *** *** ********* **********’* ******* ******* ********** that was not printed by CSG in violation of the foregoing exclusivity provision, for each month such Participating Affiliate is not in compliance with the terms of exclusivity in this section 3.2 (d) continuing until such Customer is compliant with this section. In addition, each Customer agrees to use its commercially reasonable efforts to promptly cure such violation or breach as soon as practicable. The Parties understand and agree that the remedy provided in this section 3.2 (d) which a Customer shall pay to CSG as a result of such Customer’s breach of this Section 3.2 (d) is a reasonable estimate of CSG’s damages in accordance with applicable law. Further, the payment of the liquidated damages provided in this section 3.2 (d) shall not constitute a waiver or release of any other remedy CSG may have under this Agreement for a Customer’s breach of any other term of this Agreement, including without limitation, CSG’s termination rights under this Agreement and CSG’s rights, subject to the limitations of liability set forth in this Agreement to recover actual damages caused by a Customer’s failure to perform its obligations under this Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.	Effective as of the Contract Anniversary Date, Subsection (b) of Section 3.3 Enhanced Print and Mail Services shall be amended and restated to read in its entirety as follows:

b)	Materials. CSG will provide the materials for the ESP Statements: paper and envelopes as selected by each Customer from the options available on Schedule F or as otherwise agreed by CSG and such Customer (the “Materials”). CSG shall purchase each Customer’s requirements of Materials necessary for production and mailing of the ESP Statements. CSG shall charge each Customer the rates set forth in Schedule F for purchase of Materials unless otherwise agreed by CSG and such Customer in writing. For purposes of this section, such agreement in writing (i) must take the form of an amendment to Schedule F, in the case of a change to Schedule F fees, and (ii) may be made via e-mail in the case of Materials, requested by a Participating Affiliate, that are listed on Schedule F as “quote”.

6.	Effective as of the date described below, Section 3.6 is amended as follows:

a.	Effective as of the Contract Anniversary Date, the following provisions are added at the end of the first paragraph of Section 3.6 (i.e. prior to the commencement of Subsection (a) of Section 3.6):

Notwithstanding the foregoing, CSG agrees that: (1) no charges may be assessed by CSG to a Customer pursuant to a Statement of Work on account of a Customer requested delay under, or termination for convenience by Customer of, a Statement of Work. Rather, the only amounts that may be immediately charged and subsequently invoiced by CSG to the applicable Customer in connection therewith are for Technical Services actually performed in accordance with the Statement of Work, and Reimbursable Expenses incurred, prior to the effective date of a Customer requested work stoppage under a Statement of Work or a termination of such Statement of Work by such Customer for convenience. CSG may invoice Customer for all Technical Services actually performed and Reimbursable Expenses incurred upon notice of a Customer delay or Customer’s termination of a Statement of work and said notice may take the form of an e-mail. In the case of a Statement of Work that sets forth a fixed fee, such charges shall be based on the percentage of the project that has been completed by CSG as of the time of such Customer requested work stoppage or termination for convenience by Customer, as mutually agreed upon by the parties. In the event that (1) a Customer requested work stoppage under a particular Statement of Work exceeds *** ***** in duration, CSG and Customer shall mutually agree upon a plan to continue the performance of work within the subsequent *****, and if a plan cannot mutually be agreed upon, CSG may terminate the Statement of Work, in which case neither CSG nor Customer (except Customer payment for CSG work performed) shall have any further liability or obligation under such Statement of Work; and (2) in the course of negotiating a Statement of Work, the applicable Customer requests that such Statement of Work include acceptance procedures with respect to the Deliverables to be provided under such Statement of Work, CSG shall negotiate in good faith to agree upon acceptance procedures that enable such Customer to verify that the Deliverables comply with the requirements contemplated in such Statement of Work prior to being invoiced for the fees set forth in such Statement of Work and also permit the Deliverables to be deemed accepted upon some reasonable use in production. Any provisions that conflict with any of the forgoing that are set forth in a particular Statement of Work shall be null and void.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

b.	Effective as of the Contract Anniversary Date, Subsection (c) of Section 3.6 shall be deleted in its entirety and replaced with the following:

(c) Privacy Obligations. Each Customer agrees that at all times during the term of this Agreement it will comply with its obligations, if any, under all applicable privacy laws in relation to its collection, use, and disclosure of Personal Information (as defined in Section 10.5 below) to CSG solely for the purpose of enabling CSG to perform its obligations under this Agreement, and where required by law, such Customer will obtain the appropriate consents from its Subscribers prior to such collection, use, and disclosure to CSG. If any action is instituted against CSG directly or indirectly resulting from Customer’s breach of any of its obligations under this Section 3.6(c), Customer(s) shall indemnify, defend (including without limitation by making any interim payment necessary for appeal) and hold CSG and its Related Parties which, for purposes of defining CSG’s related parties in the Agreement, shall include CSG’s owners, parent, partners, affiliates, subsidiaries, agents, officers, directors, managers, or employees (as similarly defined in Section 7.1 for Customer) harmless, at Customer(s)’ expense, and pay the damages and costs finally awarded against CSG or its Related Parties in the action or any settlement amount approved by Customer(s), but only if CSG complies with the indemnification procedures set forth in Section 7.4 below.

c.	Effective as of January 1, 2013, Subsection (g) of Section 3.6 shall be deleted in its entirety and replaced with the following:

(g) Consulting Hours. CSG shall make available to TWC or such other Customers designated by TWC, for each of the calendar years during the Term beginning on: (i) January 1, 2003, through December 31, 2012, ***** ******** ******* ***** of Technical Services; (ii) January 1, 2013, through December 31, 2013, **** ******** **** ******* ******* ***** of Technical Services; and January 1, 2014 through the end of the Term (but pro-rated for the partial year in the last year of the Term), **** ******** ******* ***** of Technical Services; in each case, at ** ********** ****** in connection with certain consulting, development and/or integration services for Customers (“Consulting *****”), however, such ***** may not be used for any development specifically relating to CSG’s core CCS System. Such ***** exclude reasonable out-of-pocket travel and travel-related expenses, which shall be charged separately to TWC or such other Customers designated by TWC. All such Technical Services, described in this paragraph, shall be set forth in a mutually agreeable Statement of Work executed by CSG and TWC or the applicable other Customer. If Customers do not use all of the Consulting ***** allocated to a certain calendar year, Customers shall receive no credit or other consideration for such unused hours. The parties agree that no more than *** ******** ******* ***** of the annual Consulting ***** may be used for the following types of services which are provided by CSG’s Professional Services Group (“PSG”):

***** ************

**** ********** **********

******** ******** ************

**-***** *********** *** ******** ******** ************

******* ******** ** ******** ******

********* ***********

7.	Effective as of the Contract Anniversary Date, TWC and CSG agree that Section 3.12 of the Agreement (Payment Card Industry Data Security Standard) shall be deleted in its entirety.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

8.	Effective as of the Signature Date, Section 5.2 Invoices and Payment, shall be deleted in its entirety and replaced with the following:

5.2 Invoices and Payment. Each Customer shall pay all undisputed amounts due by such Customer hereunder within ***** **** **** **** after the date of such invoice. Each Customer shall pay all amounts due in United States currency. For an invoice (including parts of an invoice) to be considered “disputed”: (a) a Customer will notify CSG in writing (including by email) within ****** **** **** of receipt of invoice to the attention of a senior member of the CSG’s Time Warner Strategic Business Unit (with a copy to CSG’s billing department) and (b) such dispute must be in good faith. The parties will cooperate in good faith to resolve any such payment disputes within *** **** **** after CSG’s receipt of notice of the disputed amounts. If the dispute is not resolved during the *** **** *** period, it will be elevated to a senior representative in CSG’s Finance Department and to a senior representative in such Customer’s Shared Services department. Such parties will use good faith efforts to resolve the dispute as quickly as possible. CSG will provide such Customer with a recap letter along with the monthly invoices listing any outstanding disputed amounts. Once the dispute is resolved, payment shall be made by the applicable Customer within *** **** **** following such resolution.

9.	Effective as of the Contract Anniversary Date, The following paragraph shall be added to Section 5.4 “Adjustment to Fees”:

Notwithstanding the terms of this Section 5.4, CSG may adjust the fees for Materials that CSG provides to Customers pursuant to this Agreement, as defined in Schedule F or as mutually agreed upon by both parties in writing, at any time based upon documented increases to Materials expenses that may be passed along to CSG from its Materials vendors and as a point of clarification such fees for Materials shall not be subject to any other adjustment provided in this Section 5.4 Adjustment to Fees. In addition, CSG shall pass through to Customers the entire amount of any ******** in the net fees paid by CSG for Materials, at a item level, to its Materials vendors immediately upon the effective date of any such ******** being applied to CSG invoices from its Materials vendors. Documentation for any adjustment to Materials due to an adjustment by a Materials vendor shall be made available upon TWC’s request. Customer will be notified in writing by CSG of any change in Materials pricing no less than ****** **** **** prior to the application of such change.

10.	Effective as of the Contract Anniversary Date, Section 6.2 (a) shall be deleted in its entirety and replaced with the following paragraph as restated, to provide ****** **** ****** of Termination Assistance Services rather than *** *** ******.

(a)	Termination Assistance Services. Notwithstanding any other provision of this Agreement, upon the expiration or earlier termination of this Agreement, either in its entirety or only as it pertains to a particular Product, Deliverable or Service, and either with respect to all Customers or with respect to a particular Customer (a) the license for the Products shall remain in effect and (b) provided the applicable Customer(s) has paid to CSG all undisputed fees due pursuant to this Agreement as of the date of expiration or termination (including any applicable Discontinuance Fees set forth in Section 6.3 below), CSG shall (i) continue to provide the Services, and (ii) provide reasonable assistance to each Customer (which shall include but not be limited to the provision of the De-conversion Package as defined in 6.2 (c) below) with respect to which this Agreement, or a particular Product, Deliverable, or Service, has been terminated in order to achieve an orderly transition to another vendor for the provision of similar product(s), deliverable(s) and/or service(s) (collectively, “Termination Assistance Services”) for up to ****** **** ****** after the expiration of the Term or any earlier termination of this Agreement (excluding *** for whom Termination Assistance Services shall be provided by CSG up to *** ******* ****** ***** **** from March 31, 2013, or earlier termination unless otherwise agreed to by the parties in writing) unless a different period of time is mutually agreed to by the Parties in writing (with respect to each Customer, the “Termination Assistance Period”).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

11.	Effective as of the Contract Anniversary Date, paragraph (c) of Section 7.3 General Indemnification shall be deleted in its entirety and replaced with the following:

(c)	Any Claims of any third party caused by, relating to, or arising out of any breach or alleged breach by an Indemnifying Party of (i) its obligations under Section 10.5, or (ii) any of its other representations, warranties, covenants or terms or conditions of this Agreement which, if breached, would cause the Indemnified Party to be in violation of applicable law.

12.	Effective as of the Signature Date, Section 9.2 shall be deleted in its entirety and replaced by the following:

9.2 No Consequential Damages/Limitation of Liability. EXCEPT AS EXPRESSLY PROVIDED IN SECTION *** AND ******** *, UNDER NO CIRCUMSTANCES WILL CSG AND ITS RELATED PARTIES, ITS LICENSORS OR ITS VENDORS ON ONE HAND, OR CUSTOMERS OR THEIR RELATED PARTIES ON THE OTHER HAND BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON EITHER PARTY’S CLAIMS OR THOSE OF THEIR CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, OR THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF THE WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. THE FOREGOING SENTENCE SHALL NOT BE CONSTRUED TO LIMIT IN ANY WAY EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ******* ******* ******* * ** ******* **. EXCEPT (A) FOR ANY LIABILITY OF TWC UNDER THIS AGREEMENT FOR THE ************** ***, (B) CSG’S LIABILITY PURSUANT TO THE FOLLOWING SENTENCE, (C) FOR EACH PARTY’S *************** *********** UNDER THIS AGREEMENT, (D) FOR ANY FEES OR CHARGES FOR PRODUCTS OR SERVICES PROVIDED TO ANY CUSTOMER THAT HAVE ACCRUED PRIOR TO ANY TERMINATION OF THIS AGREEMENT PURSUANT TO SECTION 5.2, (E) ****** ******* CAUSED BY A PARTY’S BREACH OF ITS *************** OBLIGATIONS, UNDER ******* ** OF THIS AGREEMENT, WHICH ***** *** ** ****** WITH RESPECT TO ANY OF THE FOREGOING, (F) ********’* LIABILITY FOR ********** ******* FOR BREACH OF ***** *** **** *********** AS PROVIDED IN SECTION ******, AND (G) ***’* LIABILITY FOR ********** ******* UNDER ******** * OR IN CONNECTION WITH ANY OTHER ******* ****** ** *********** ******* SET FORTH IN THIS AGREEMENT WHICH PROVIDE A *********** FOR DETERMINING A ******** ******, IN NO EVENT WILL THE AGGREGATE LIABILITY INCURRED BY CSG AND ITS RELATED PARTIES, ITS LICENSORS OR ITS VENDORS, ON THE ONE HAND, OR CUSTOMER AND THEIR RELATED PARTIES, ON THE OTHER HAND, EXCEED AN AMOUNT EQUAL TO THE AMOUNT ******** **** ** ********* ** *** DURING THE **** ***** PERIOD PRECEDING THE CLAIM. IF CSG TERMINATES THIS AGREEMENT WITHOUT CAUSE, CSG’s TOTAL LIABILITY WITH RESPECT TO ANY AND ALL CLAIMS, DAMAGES, LOSSES OR EXPENSES INCURRED BY CUSTOMERS ARISING DIRECTLY OR INDIRECTLY OUT OF CSG’s TERMINATION WITHOUT CAUSE SHALL BE LIMITED TO THE ****** ******* ACTUALLY INCURRED BY CUSTOMER, WHICH LIABILITY SHALL IN NO EVENT EXCEED AN AMOUNT EQUAL TO (I) THE *** ** *** ******* *** **** ******* ** *** UNDER SCHEDULE F OF THIS AGREEMENT IN ACCORDANCE WITH THE ******* ********* ********** *******, IN EFFECT ON THE DATE OF SUCH TERMINATION (WITHOUT GIVING EFFECT TO SUCH TERMINATION) AND ********’* ******* ******* ******* *** ********** *** *** ********* ****** ****** ******** ***** ****** *** *** *** ****** ****** ********** BY (II) THE ****** ** ****** ********* ** *** **** OF THIS AGREEMENT HAD SUCH TERMINATION NOT OCCURRED. THE FOREGOING EXCLUSION OF CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY. FOR PURPOSES OF THIS SECTION 9.2, “VENDORS” AND “LICENSORS” SHALL NOT INCLUDE ANY DIRECT VENDORS OR DIRECT LICENSORS OF CUSTOMER.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

13.	Effective as of the Contract Anniversary Date, TWC and CSG agree to amend the Agreement to add a new Section 10.5 (Privacy and Data Security Obligations) as follows:

10.5	Privacy and Data Security Obligations.

(a)	For purposes of this Agreement:

“Cardholder Data” has the meaning provided in the PCI-DSS (as defined below).

“Payment Brand” means the PCI Security Standards Council and any credit or debit card provider, gift card provider, or other stored value and loyalty program card provider, including, but not limited to, American Express, Visa, U.S.A., Inc., MasterCard International, Inc., Discover Financial Services, LLC, and JCB International.

“PCI DSS” means the current version of the Payment Card Industry Data Security Standard, as such may be amended, modified, supplemented, or replaced from time to time.

“Personal Information” means any information or data that identifies an individual or from which an individual may be identified that is provided or made available to CSG by Customers, and accessed, received, controlled, stored, processed, transmitted, maintained, or possessed by CSG, in connection with the provision of Services under this Agreement for or on behalf of Customers, including, without limitation, an individual’s name, address, telephone number, driver’s license, identification card or passport numbers, personal identification codes or numbers, electronic mail names or addresses, account numbers, Cardholder Data and other similar information, however described, as defined under applicable law.

(b) In connection with its performance of the Services hereunder, and in addition to any other of its obligations set forth herein, CSG: (1) acknowledges that CSG is responsible for the privacy and security of the Personal Information that CSG, at any time, accesses, stores, processes, transmits, or otherwise possesses, for such time as the Personal Information remains in CSG’s or its Permitted Subcontractors’ possession or control; and (2) shall comply with and adhere to all: (i) applicable laws, and (ii) security requirements of the Payment Brands that are applicable to the Services, including, without limitation, the PCI-DSS, in each case as such may be amended, modified, supplemented, or replaced from time to time (“Security Requirements”).

(c) Subject to Section 10.5(f) below, if requested by TWC, CSG shall, not more than **** *** ****, provide TWC with such evidence, information, and documentation as is reasonably necessary to demonstrate and confirm CSG’s compliance with the Security Requirements and the requirements of this Section 10.5.

(d) In connection with the Services provided by CSG under this Agreement, Customers may provide to CSG and CSG may access certain Personal Information (orally, in writing, or in any other form or media) relating to subscribers, potential subscribers, employees, or independent contractors of Customers or Affiliates. CSG shall use its commercially reasonable efforts to protect the confidentiality and security of the Personal Information. CSG acknowledges and agrees that the Personal Information is, as between CSG and Customers, the sole property of the applicable Customer, and shall be considered Proprietary Information hereunder. CSG shall use Personal Information for the purpose of providing Services pursuant to this Agreement and for other purposes that are expressly agreed upon between CSG and Customers. CSG shall not use Personal Information for the purpose of soliciting, or to permit any others to solicit, individuals to subscribe to any other services or promote the sale of any product. Except as otherwise set forth in this Section 10.5, CSG shall not, under any circumstances directly or indirectly reveal Personal Information to any third party, for any reason without the prior written consent of the applicable Customer, which such Customer may withhold in its sole and absolute discretion.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(e) CSG represents, warrants, and covenants to Customers that CSG has developed and implemented, currently has in place, and shall maintain during the Term of this Agreement and the Termination Assistance Period an information security program that is at least industry standard and that includes administrative, technical, and physical safeguards and controls sufficient to: (i) ensure the security and confidentiality of Personal Information; (ii) protect against anticipated threats or hazards to the security or integrity of such information; and (iii) protect against unauthorized access to, or disclosure or use of, Personal Information that CSG accesses, receives, stores, processes, transmits, maintains, or possesses (collectively, “Security”). CSG shall document its Security and all safeguards, procedures, and controls and update them as necessary to comply with PCI-DSS and applicable laws. Such Security shall include, but not be limited to, the following:

(1) CSG has developed and implemented and shall maintain appropriate security measures regarding physical and electronic access to Personal Information, which measures shall be materially based upon ******* or equivalent industry standards and best practices applicable to Products and Services provided by CSG and shall include, without limitation: (a) physical access controls and access controls on information systems, including secure user authentication protocols, secure access control methods, firewall protection, and malware protection, (b) encryption of electronic information, including in transit and in storage on systems or networks, in each case where appropriate or required by applicable laws, which may include Massachusetts M.G.L. c. 93H and 201 CMR §§ 17.00-17.05; (c) employee background checks for any new employees, contractors or agents with responsibilities for or access to Personal Information for purposes of providing the Services; (d) training to implement the information security measures; and (e) industry standard measures to protect against destruction, loss or damage to Personal Information.

(2) Only those CSG employees, contractors or agents who are necessary in CSG’s performance of its obligations under this Agreement, may have access to the Personal Information (whether physically or through computer system access) and such access shall solely be on a “need to know” basis. To the extent Personal Information is stored electronically in connection with this Agreement on any information processing system, such system will have industry standard password control access. In furtherance, and not in limitation of, the foregoing, CSG shall comply with all rules, regulations, and requirements governing access to Customers’ systems and facilities.

(3) CSG shall employ *********** *********** *** ******** ********** to ensure internal compliance with the requirements and safeguards set forth in this Section 10.5(e) the (“Security Safeguards”) and shall conduct a complete assessment of the Security Safeguards at least ********. Subject to Section 10.5(f) below, CSG shall, upon request from TWC, provide a report on the results of this assessment.

(4) If requested by TWC, CSG shall, at least **** each ******** **** at no greater than ****** ***** interval from the previous audit (such interval, the “Audit Period”), (i) provide TWC with a copy of its most recent SOC 1 report and, to the extent CSG has obtained the same, a copy of CSG’s most recent SOC 2 Type 2 audit, report, attestation and opinion, and (ii) at ***’* *******, allow TWC ******, for the purpose of evaluating CSG’s ******** *** ******* ****** and ********* ************* ** ********, to CSG’s ****** *********** ****ems (including *************** ********* ******* **********, and ****), and ****** ********** through or from which the Services are provided, including those of all of CSG’s ************** and ********** ************* (if applicable) as applicable to Products and Services provided to TWC and Customers, (collectively, “CSG Systems”). In performing such evaluation, but without prejudice to TWC’s right to ****** the CSG Systems, TWC will first consider the documents which CSG may make available to TWC, which may include, but not be limited to CSG’s Internal Audit security and data privacy ********** ***** and ****** ******* over CSG’s ****** *********** ******* and ****** ********** through or from which the Services are provided prior to the execution of further evaluation procedures. CSG shall provide the reports authorized to be distributed to TWC to TWC within *** *** **** of CSG’s receipt thereof. For purposes of this section “******” shall mean **** **** ****** or ******** ** * *** ******** with CSG designated ****** *** ***********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(f) CSG’s obligations to demonstrate and confirm its compliance with the Security Requirements pursuant to Section 10.5(c) above, or to ****** ** *** ******* ** *** ******** ********** ********** pursuant to Section 10.5(e)(3) above, shall be subject to CSG’s right to withhold any *********** ** ****** regarding the specific details of how its Security Requirements controls and/or Security Safeguards are implemented to the extent that such disclosure would be reasonably likely to jeopardize the security of its other customers’ confidential information or the integrity of its Security Requirements controls and/or Security Safeguards, as determined by CSG in its reasonable discretion (the “Security Requirements Disclosure Exception”). For the avoidance of doubt, the Security Requirements Disclosure Exception in no way entitles CSG to refuse to provide a ********** ******** *********** of what its Security Requirements ******** ***/** ******** ********** ***, what *********** **** *** ******** ** *******, and *** ***** *********** *** ********** ********** ** ******* ************ ****** ** ******** ***********. With regard to any information that is requested by TWC but that CSG does not provide pursuant to the Security Requirements Disclosure Exception, CSG will, if requested by Customer, provide to TWC a written certification from an officer of CSG that CSG is complying with the terms of the Security Requirements.

(g) CSG shall comply with all laws, rules, and regulations applicable to the handling of personally identifiable information that are now in effect or hereafter promulgated, to the extent the same apply to the Services provided by CSG under this Agreement or any Personal Information that CSG controls, accesses, receives, stores, processes, transmits, maintains, or possesses in connection with the provision of the Services. Without limiting the foregoing, CSG acknowledges and agrees that Personal Information relating to subscribers or potential subscribers of TWC or any Affiliate may be subject to the subscriber privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. Section 551) and, to the extent applicable to CSG and as related to the provision of Services hereunder, CSG shall comply with the requirements thereof.

(h) If, at any time, CSG discovers or becomes aware (i) that CSG is no longer in compliance with or has violated any requirement of this Section 10.5 that is applicable to the PCI DSS, or (ii) of any unauthorized disclosure of or access to Personal Information, (“Security Incident”), CSG shall, as soon as reasonably practical after discovery and reasonable investigation thereof, and subject to any reasonable restrictions placed on CSG by any law enforcement agency in the process of conducting an investigation relating thereto (“Law Enforcement Restrictions”), notify TWC in writing of such Security Incident, including a detailed description of such Security Incident and take the measures as may be reasonably necessary to prevent any further Security Incident. CSG shall fully cooperate with TWC in any reasonable action or proceeding as may be deemed necessary by TWC as the result of such Security Incident.

(i) In the event of any Security Incident, and subject always to any third party confidentiality obligations owed by CSG, CSG shall permit TWC, affected Participating Affiliates, any of their Affiliates, and any payment card industry (“PCI”) representative and/or PCI approved third party (individually or collectively, the “PCI Auditor”) to conduct a thorough review of CSG’s management of the Security Incident which may include the identification of relevant facts and systems reviewed by CSG in conducting its investigation, but in any event solely to the extent necessary to investigate and/or remediate a Security Incident and in no event for discovery purposes in a suit between the parties (the “Security Audit”), provided, however, that absent reasonable provocation or unless required by applicable laws, rules or regulations (collectively, “Laws”), such Security Audit will not be performed more than **** ********. CSG shall provide TWC, affected Participating Affiliates and their Affiliates, and PCI Auditors, with full cooperation and access to the extent reasonably required, to enable such Audit. If any Audit identifies any failure of CSG to comply with the Security Requirements or other requirements of this Section 10.5, CSG shall promptly repair and/or remedy any such failure and deliver written notice of such efforts and remedy to TWC and any affected Participating Affiliate(s). TWC acknowledges and agrees that any such Security Audit shall be proportionate to the applicable Security Incident and the level of risk arising therefrom, as determined by TWC in its reasonable discretion. Nothing in this subsection shall prevent TWC from separately requesting discovery and production from CSG of the materials provided herein pursuant to a pending matter before a court of competent jurisdiction.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(j) Upon the termination, cancellation, or expiration of this Agreement for any reason and the expiration of the Termination Assistance Period, or upon the request of any Customer, all Personal Information, together with any copies made thereof, in addition to any media upon which such Personal Information or copies thereof is stored, whether electronic, magnetic, hard copy or in any other form, shall be returned to the applicable Customer or, if requested by any Customer, destroyed in a commercially reasonable manner and certified destroyed by CSG in writing.

(k) To the extent that CSG is permitted to engage subcontractors to perform, or otherwise provide support to assist CSG to perform, any portion of the Services hereunder and who have access to Personal Information (each a “Permitted Subcontractor”), then: (i) CSG shall not share or disclose, or engage a Permitted Subcontractor to access, store, process, transmit, or otherwise possess any Personal Information of any Customer, unless and until such Permitted Subcontractor has agreed in writing to protect such Personal Information of such Customer in a manner equivalent to that required of CSG under this Agreement, and then only on a need-to-know basis; (ii) CSG shall cause such Permitted Subcontractors to comply in all material respects with obligations and restrictions associated with the services, tasks, functions, and responsibilities performed by such Permitted Subcontractors, including, without limitation, the obligations set forth in this Section 10.5; (iii) CSG shall maintain a current and accurate list of all Permitted Subcontractors and shall, in the event of a Security Incident involving any Permitted Subcontractor(s), provide reasonably necessary details with respect to such Permitted Subcontractor(s) to Customer; (iv) to the extent CSG engages any Permitted Subcontractor as a data center for purposes of storing Personal Information of any Customer (a “Data Center”), CSG ***** *** ******** ********** or otherwise ****** **** **** ****** with, or to, any **** ****** ******* ******* of the ****** ****** without the ***** ******* ******* ** ***; and (v) CSG shall not otherwise permit any Personal Information to be transferred outside of the United States, except that this prohibition does not apply with respect to the display of Personal Information to Customers or Outsourcing Vendors while they are using the Products from, or receiving the Services at, a location outside of the United States, nor prohibit CSG Permitted Contractors supporting the Products and Services from accessing Personal Information or Confidential Information from a location outside the United States.

(l) The exclusions set forth in Section 10.3 (i) through (iii) above shall not apply to Personal Information.

(m) CSG acknowledges and agrees that, in the course of providing the Services hereunder, CSG of-shore resources shall not have access to any TWC technical information, or other materials, that would require Customer to obtain any export licenses, authorizations, clearances or approvals.

(n) TWC acknowledges and agrees that CSG shall not be liable for the management or mismanagement of any Personal Information by any third party contractor to whom CSG provides Personal Information at the express written direction of Customers (“TWC Contractor”) and further, to the extent any TWC Contractor does not agree to be bound by terms with CSG which are no less restrictive than those provided herein, CSG shall not be in breach of this Section 10.5.

(o) The rights and obligations set forth in this Section 10.5 shall survive the expiration or termination of this Agreement for any reason.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

14.	Effective as of the Signature Date, the first sentence of Section 10.2 (Restrictions) shall be amended and restated to read in its entirety as follows:

Each party shall (a) use its reasonable best efforts to maintain the confidentiality of such Confidential Information and (b) not show or otherwise disclose such Confidential Information to any third parties, without the prior written consent of the disclosing party, unless expressly permitted under Section 10.4 (Limited Access) or Section 10.5 (Privacy and Data Security Obligations).

15.	As of the Signature Date Article 10.4 Limited Access shall be deleted in its entirety and replaced with the following:

10.4 Limited Access. Each party shall limit the use and access of Confidential Information to such party’s bona fide employees, agents, or third party contractors who have a need to know such information for purposes of conducting the receiving party’s business, provision or consumption of Products or Services and who agree to comply with restrictions with respect to the Confidential Information that are no less restrictive than the use and nondisclosure obligations (and, in the case of Personal Information, the privacy and data security obligations) of this Agreement that are applicable to such Confidential Information. Unless use and access of Confidential Information is at the request and direction of the disclosing party, the receiving party shall be responsible under this Agreement, as though it were the receiving party’s act or omission, for any violation of the provisions of this Section 10 that is caused by the acts or omissions of any third party to which it has disclosed any Confidential Information of the disclosing party. Each party shall notify all employees, third party contractors and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees, agents and third party contractors to maintain the Confidential Information in strict confidence. In the event of any conflict or inconsistency between the provisions of this Section 10.4 and Section 10.5, the provisions of Section 10.5 shall control and prevail.

For the avoidance of doubt, as a result of the amendment and restatement of Section 10.4 above, the restrictions, set forth in previous amendment(s), to the Agreement that restrict the purposes for which the Outsourcing Vendors may access and use the Products and Services to only providing or supporting Subscriber customer care services or providing marketing services to any Customer(s), no longer apply as long as the access and use by Outsourcing Vendors is pursuant to the first sentence of this Section 10.4.

16.	Effective as of the Contract Anniversary Date, Article 11, Alternative Dispute Resolution shall be deleted in its entirety and replaced by the following:

ARTICLE 11

VENUE

Any legal proceeding brought by a Customer or TWC against CSG must be brought in Denver, Colorado. Any legal proceeding brought by CSG against a Customer or TWC must be brought in New York, New York. Each party submits to the exclusive jurisdiction of the courts in the location referenced in this Article and agrees not to commence any legal action under or in connection with the subject matter of this Agreement in any other court or forum. Each Party expressly waives any objection to personal jurisdiction and/or to the laying of the venue of any legal action brought under or in connection with the subject matter of this Agreement, in the location referenced in this Article and agrees not to plead or claim in such courts that any such action has been brought in an inconvenient forum.

17.	Effective as of Contract Anniversary Date, Schedule F, Section entitled “Guaranteed Fees” shall be deleted in its entirety and replaced with the following:

Guaranteed Fees

During the term of this Agreement, each month each Customer shall be responsible for paying CSG the fees, as set forth in this Schedule F, in relation to any Products or Services utilized by such Customer during such month. The Parties have mutually agreed upon the fees for the Products and Services to be provided hereunder based upon certain assumed volumes of business activity, and the term of this Agreement. Customers acknowledge and agree that, without the certainty of revenue promised by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Products and Services at the fees set forth in this Schedule F. Because of the difficulty in ascertaining CSG’s actual damages for a termination or other breach of this Agreement by TWC resulting in a termination of this Agreement before the expiration of the then-current term, TWC agrees that, upon termination of this Agreement in its entirety for reasons other than by TWC pursuant to Section 6.1(c) or 6.1(d) in addition to all other amounts then due and owing to CSG for Services previously rendered, TWC will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

A. The product of (i.) the ******* *** **** ******* ** *** ***** **** ******** * in accordance with the ******* ********* ********** *******, in effect on the date of termination of this Agreement, ********** by (ii.) the ****** ** ****** ********* ** *** **** ** **** ********* had there been no termination or breach; plus

B. The product of (i.) Customer’s ******* ******* ******* *** *** ********** *** *** ********* ****** ****** ******** ***** ****** *** *** *** ****** ***** ** termination, ********** by (ii.) the ****** ** ****** ********* ** *** **** ** **** ********* had there been no termination or breach (the “Discontinuance Fee”). TWC acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages that CSG would suffer if CSG were to fail to receive the amount of business contemplated by this Agreement.

18.	Effective as of the Contract Anniversary Date, TWC and CSG agree to amend the Agreement to add Product Configurator—Enhanced Sales Edition as follows:

a)	Schedule C, entitled “Basic Services and Additional Services and Associated Exhibits”, of the Agreement is hereby amended to add the following to the section entitled “Additional Services”:

CSG Product Configurator (“PC”) – Enhanced Sales Edition (“ESE”)

b)	In addition, Schedule C, entitled “Basic Services and Additional Services and Associated Exhibits” of the Agreement, is hereby amended to add the following to the section entitled “Services Description”:

CSG Product Configurator (“PC”) – Enhanced Sales Edition (“ESE”). CSG Product Configurator – Enhanced Sales Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a Customer’s business. ESE provides a common point of configuration for billing tables, marketing products and offers. Requires CSG Product Configurator (“PC”) – Billing Configuration Edition (“BCE”).

c)	CSG and TWC agree that Schedule F, “Fees,” section entitled “CSG Services,” Section I.X. entitled “CSG’s Product Configurator” shall be deleted in its entirety and replaced with the following:

X. CSG’s Product Configurator

Description of Item/Unit of Measure	Frequency	Fee
1. Product Configurator—Billing Configuration Edition
a) Implementation Fee (Note 1)	***_****	*****
b) Recurring Fees (per Connected Subscriber)	*/*	******** ** ***
2. Product Configurator—Enhanced Sales Edition
a) Implementation Fee (Note 1)	***_****	*****
b) Recurring Fees (per Connected Subscriber)	*/*	******** ** ***

Note 1: Implementation Fee includes PC-BCE and/or ESE deployment as set forth in a mutually agreed upon Statement of Work between CSG and Customer.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

19.

Effective on the Signature Date, the SLBOS and ENI Interfaces fees set forth in Schedule F (Section II.D under “CSG Services”) (as amended by the Fifty-first Amendment to the Agreement) shall be deleted in its entirety and replaced with the CSG SmartLink® BOS and CSG Event Notification Interfaces fee schedule provided below and such fees and terms provided below are applicable commencing with the month of July 2012:

Description of Item/Unit of Measure	Frequency	Fee
CSG SmartLink® BOS and CSG Event Notification Interfaces (Note 7)
A. Installation and Start-Up (Note 1)	*** *******		*****
B. Interface Development and Technical Services (Note 2)	*** *******		*****
C. Interface Certification Services for Non-Supported Third Party Applications (per certification) (Note 3)	*** *******		*****
D. SLBOS Fees based on Transactions per Second (“TPS”) (Note 4) (Note 5)
1. Processing Level (supporting up to *** ***)	*******	$	**********
2. Additional, per TPS (per incremental TPS)	*******	$	********

E. ENI Fees (per *****) (Note 6)
1. Processing Capacity of up to ****** ******* (*********) ENI transactions per *****	*******		******** ** ***** ****

Note 1: Installation and Start-Up Services. All installation and start-up services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 2: Interface Development and Technical services. ***** relates to interface development services and technical services requested by a Customer in relation to the client side integration of a Customer’s third party applications. All interface development services and technical services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: Interface Certification Services for Non-Supported TWC or Third Party Applications. Any interfaces, accomplished by a Customer through any allowable and available CSG SmartLink® BOS API and CSG Event Notification API, must be certified by CSG prior to integration of such interfaces into production. All interface certification services and the associated fees shall be set forth in a mutually agreed upon Statement of Work. The fees set forth above for interface certification DO NOT INCLUDE any technical services that may be requested by a Customer in relation to the client side integration of the Customer’s third party applications. Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Customers’ SLBOS TPS processing will be reviewed and adjusted on a ********* ******** basis at the end of the ****** ** ****** ***** ********* and ******** of each year during the Term (or any extended term) of the Agreement and the Termination Assistance Period. For the purpose of determining the TPS processing level applicable to the next ******** *******, the highest daily TPS measurements (as measured hourly per Note 5 below) on **** *** ********* **** for each of the ***** *** ****** of the then-ending ******* will be combined to create a list of ******* **** ******** (the “********* TPS Measurement List”). CSG shall provide a copy of the ********* Measurement List to TWC no later than the ***** ******** *** of the ***** immediately following the end of the calendar *******. The ****** TPS value on the ********* TPS Measurement List (“Determining TPS Value”) will be the TPS value used to determine the TPS processing level applicable going forward for the next calendar ******* (“New Licensed TPS”). CSG will begin invoicing TWC for the New Licensed TPS in the ***** immediately following the end of the calendar *******. For clarification purposes, SLBOS Fees shall in no event be less than the minimum of the TPS processing level (supporting up to *** ******* ***** ***** TPS) specified above.

Note 5: TPS ****** measurements will consist of average measurements taken over ***** **** ****** intervals. The ****** interval will be calculated from :** ** :** **** **** (e.g., from **:** ** **:**). During any *** *** **** period, the total number of transactions will be counted and then be ******* ** ***** ******** *** ******* * ****** to create the ****** TPS measurement.

Note 6: For clarification purposes, up to a ***** ** ***** ******* ************ ENI transactions per ***** shall be provided within the above fees for CSG’s SLBOS In the event the capacity reaches ****** ******* ***%* utilization of the above permitted transaction ceiling for Event Notification transactions, CSG shall notify TWC of such event and the parties agree to immediately work in good faith to negotiate any ********* ******** for ********* ***** ******* ************ ENI transactions per ***** and the associated fees. If there is a period of ***** *** *********** ****** each with **** *** **** over *** ******* ******** ********* **** **** ENI transactions, CSG shall notify TWC of such event and the parties agree to promptly discuss in good faith the causes of, and strategies to address, these **** **** **** transactions for future ******. For the avoidance of doubt, the above provisions of this Note 6 notwithstanding, ENI transactions shall be measured by only one metric; i.e., transactions per *****.

Note 7: TWC and CSG agree, for the avoidance of doubt, that the fees set forth above do not include utilization of SmartLink BOS or Event Notification transactions by ***. However, *** may purchase a separate license for SmartLink BOS and Event Notification in a separately executed amendment to its Participating Affiliate Addendum, subject to terms and conditions equal to a *** **** ******* of the fees set forth above based on ***’* transaction volumes, and CSG shall invoice *** directly for such fees as stated in such amendment.

20.	Effective as of the Contract Anniversary Date, Schedule F to the Agreement is amended as follows:

a.	The second paragraph set forth under the heading “******* Connected Subscriber Minimum” on Schedule F is amended and restated to read in its entirety as follows:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

As of the end of the ***** ***** ** **** ******* ******, a ****** **** ***** ******* of the ****** ** ****** ********* *********** for all Customers ********* ** *** ****** **** ******* ****** shall be determined (“******* ******* ********* ***********”) and such number ***** ** ************* ******* to each ***** ** **** ******* ****** (the “****-**”). For each ***** in such ******* ******, if the number of ******* ******* ********* *********** is ***** ** ** ******* than the ******* ****** of ********* *********** applicable to such *****, then TWC’s ******* ********** for such ***** shall be deemed to have been satisfied and CSG shall ****** to TWC any ****** ******* **** with respect to such ******* ****** based on the results of the ****-**. However, in the event the number of ******* ******* ********* *********** is **** than the ******* ****** of ********* *********** required under such ******* ******, CSG shall ******* *** for any ********* ******* (i) the ********* *** **** **** to CSG based on the ******* ****** ** ********* *********** ******** for the respective ****** in such ******* ****** and (ii) the ********* of the *** **** previously **** ** *** ************* ********** for the ****** ****** ** ********* *********** ********* during such ******* ******, and ******* *** for ***** ******** previously **** ** *** ************* ********** for the ****** ****** ** ********* *********** ********* during such ******* ******, and any ********* ******* ********** **** by TWC during such ******* ******.

b.	The tiered pricing table for the Monthly Connected Subscriber Charge and the associated note thereto, as set forth in Section I.A.1 under CSG SERVICES, for Video and Non-Rated High Speed Data, shall be deleted and replaced with the following tiered pricing table and the following associated notes:

Description of Item/Unit of Measure	Frequency	Fee
A. Monthly Connected Subscribers (Note 1)
Tier I: 1 to *********	*******	$	****** (per Connected Subscriber)
Tier II: ********* to *********	*******	$	****** (per Connected Subscriber)
Tier III: ********* to *********	*******	$	****** (per Connected Subscriber)
Tier IV: ********* to *********	*******	$	****** (per Connected Subscriber)
Tier V: ********* to *********	*******	$	****** (per Connected Subscriber)
Tier VI: greater than *********	*******	$	****** (per Connected Subscriber)

Note 1: The CSC Tiers, as set forth in the table above, are intended to be cumulative and not incremental. For example, if Customers have ********* Connected Subscribers in the current billing *****, the CSC on all ********* Connected Subscribers would be $****** per Connected Subscriber. As a point of clarification, in the event that a Subscriber is utilizing several services (e.g., video and high speed data services) on a ****** subscriber account on the last processing *** of a processing *****, such Subscriber shall be counted as *** *** ********* **********. However, in the event that a Subscriber is utilizing several services (e.g., video and high speed data services) on *** separate subscriber accounts on the last processing *** of a processing *****, such Subscriber shall be counted as *** *** ********* ***********.

Effective as of the Contract Anniversary Date, should Customers’ aggregate monthly Connected Subscribers processed under the Agreement be less than 5,900,001 (the “Tier I Volume”), Schedule F, Section 1.A.1 (Video and Non-Rated High Speed Data), TWC may request and CSG shall grant the ability to **** ** *** ********** ** ****** *** for the ****** ** ******* ********* *********** as needed to ******** *** **** ** ****** rates (volume of ********* ** *********), for a total of ****** **** ******, in the aggregate, during the Term of the Agreement (the “*** ** ******”). Such *** ** ****** can be used either consecutively or individually, but shall not ****** a total of ****** **** ****** during the Term of the Agreement. In addition, during the *** ** ******, to the extent that the actual number of aggregate monthly Connected Subscribers of Customers is **** **** *********, TWC shall be invoiced and pay for the number of Connected Subscribers ******** ** **** *** ******* ****** ** ******* ********* *********** in Tier II Volume of ********* which invoice for such ********* shall also be at the Tier II Volume rates. This will allow the Customers to pay a ******* ****** as opposed to the ****** **** associated with Tier I Volume for the *** ** ****** during the Term of the Agreement despite an actual volume of aggregate monthly Connected Subscribers of less than *********. Once the total number of *** ** ****** has been exhausted, this option shall no longer be available to Customers and all other fees provided in this Agreement shall be given their full force and effect.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

c.	The tiered pricing table for the ******* fee for Voice Services and the associated note thereto, as set forth in Section I.A. under VOICE SERVICES, shall be deleted in its entirety and replaced with the following tiered pricing table and associated notes:

A. ******* fee for Voice Services

1.	The ******* fee for voice services which are added to an existing Connected Subscriber’s account are set forth in the table below. As a point of clarification, such fees are *********** to the then current CSC as set forth in the Agreement. As an example, Customers have ********* Connected Subscribers in the current billing *****, and of the ********* Connected Subscribers, ********* are utilizing voice services, and none of the ********* Connected Subscribers utilizing voice services are standalone voice service Subscribers. The total fee in relation to the ********* Connected Subscribers utilizing voice services would be $****** per Connected Subscriber (the then current CSC of $****** + the incremental voice services fee of $******).

Description of Item/Unit of Measure	Frequency	Fee
A. Number of Connected Subscribers utilizing voice services
up to *******	*******	$	****** (per Connected Subscriber)
******* to *******	*******	$	****** (per Connected Subscriber)
******* to *********	*******	$	****** (per Connected Subscriber)
********* to *********	*******	$	****** (per Connected Subscriber)
********* to *********	*******	$	****** (per Connected Subscriber)
greater than *********	*******	$	****** (per Connected Subscriber)

Note: The Tiers, as set forth in the table above, are intended to be cumulative. For example, if Customers have ********* Connected Subscribers for voice services, the fee for all ********* would be $******.

2.	******* fee for voice services on a standalone account:

In the event that the only service on a Connected Subscribers account is voice, Customers shall pay CSG in accordance with the fees set forth in the table above plus an additional $****** for items bundled in the CSC that are applicable to voice services. As an example, Customers have ********* Connected Subscribers in the current billing ***** and of the ********* Connected Subscribers, ********* are utilizing voice services and of the ********* utilizing voice services, ***** are standalone accounts. The total fee in relation to the ***** Connected Subscribers utilizing only voice services would be $****** per Connected Subscriber (the incremental voice services fee of $****** + $****** for items bundled in the CSC that are applicable to voice services).

d.	The following services shall be unbundled from the CSC and removed from “The Monthly CSC for Video and Non-Rated High Speed Data includes the following:” as set forth in Section I.A.1 under CSG SERVICES, for Video and Non-Rated High Speed Data, and thus shall now be invoiced separately to each Customer for the fees set forth in Schedule F of the Agreement:

•	ESP Statement Processing (refer to Section III.A under CSG SERVICES for items that are billed separately and excluded from the CSC) Note: In the event a Customer is using more than one (1) form of Payment Procurement (i.e. Credit Card via EBPP and a Physical Statement) the Customer shall be charged separately for the Statement Processing; $****** per *********.

For purposes of clarification, as a result, of the foregoing, the line item that Customers currently see on their invoice entitled “******** **** **** ********* ***** *** **** ****” shall no longer be applicable.

e.	The following services shall be bundled and incorporated in the CSC fee and thus shall no longer be invoiced separately to Customers. As a result, “The Monthly CSC for Video and Non-Rated High Speed Data includes the following:”, as set forth in Section I.A.1 under CSG SERVICES, for Video and Non-Rated High Speed Data shall be amended to include the following:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	******* ************ *”**”* – ******* ************* ******* *”***”* (refer to Section I.X under CSG SERVICES for items that are billed separately and excluded from the CSC)

•	*** ******* ************ *”**”* – ******** ***** ******* *”***”* (refer to Section I.X under CSG SERVICES for items that are billed separately and excluded from the CSC)

•	***** ******** ********** ******** ******** (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

As a result, “The Monthly CSC for Video and Non-Rated High Speed Data includes the following:”, as set forth in Section I.A.1 under CSG SERVICES, for Video and Non-Rated High Speed Data shall be deleted in its entirety and replaced with the following amended and restated list for “The Monthly CSC for Video and Non-Rated High Speed Data includes the following:”:

The Monthly CSC for Video and Non-Rated High Speed Data includes the following:

1.	** **** ******* ********** (refer to Section I.A.2 under CSG SERVICES)

2.	****** ********* ****** (refer to Section I.A.3 under CSG SERVICES)

3.	******* ************ *”**”* – ******* ************* ******* *”***”* (refer to Section I.X under CSG SERVICES for items that are billed separately and excluded from the CSC)

4.	*** ******* ************ *”**”* – ******** ***** ******* *”***”* (refer to Section I.X under CSG SERVICES for items that are billed separately and excluded from the CSC)

5.	*** *** ****/*** (refer to Section I.A.3 under CSG SERVICES for items that are billed separately and excluded from the CSC)

6.	********* ********* (refer to Section I.B under CSG SERVICES for items that are billed separately and excluded from the CSC)

7.	************* (refer to Section I.B under CSG SERVICES)

8.	******** ***** ******* (data storage and processing) (refer to Section I.B under CSG SERVICES)

9.	****** **** ***** (subs who exceed 24 billing codes) (refer to Section I.B under CSG SERVICES)

10.	********* ******* ********* **** *** *** ******** (excludes output produced at CSG’s facility) (refer to Section I.B under CSG SERVICES for the rates associated with selects output at CSG’s facility)

11.	***** ******/***** (refer to Section I.B under CSG SERVICES for items that are billed separately and excluded from the CSC)

12.	******* **** ********* (refer to Section I.B under CSG SERVICES for items that are billed separately and excluded from the CSC)

13.	**** ******* ***** ***** (refer to Section I.C under CSG SERVICES for items that are billed separately and excluded from the CSC)

14.	***** ********* ******* (refer to Section II.A under CSG SERVICES for items that are billed separately and excluded from the CSC)

15.	**** ***** **** ********* ******* (refer to Section II.B under CSG SERVICES for items that are billed separately and excluded from the CSC)

16.	*** ****** ****** ***** ******* ******** (refer to Section II.C under CSG SERVICES for items that are billed separately and excluded from the CSC)

17.	******** *** ********** ***** *** *** ****** *** ****** ********* ** ******** ** *** **** (refer to Section III.A. under CSG SERVICES for items that are billed separately and excluded from the CSC)

18.	******* ************ (refer to Section III.B under CSG SERVICES)

19.	**** ******* *********** **** ************ (refer to Section III.C under CSG SERVICES for items that are billed separately and excluded from the CSC)

20.	****** **** (refer to Section III.D under CSG SERVICES)

21.	********** ******* ***** (refer to Section III.E under CSG SERVICES)

22.	**** ******** ******** ********** (refer to Section III.G under CSG SERVICES)

23.	**** ***** ******** ********** ******** ******* *** ************ (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

24.	**** ****** ** **** ***** **** ******** ********** ******** ******* *** ************ (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

25.	**** ****-******** ************** (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

26.	*** ******** ********** ******** ******** (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

27.	***** ******** ********** ******** ******** (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

28.	********* ******* ********** ******** ******** (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

29.	********* ******* *** ********* ******* *** ********—*** *** ****** ** **-**** ********* ***** ******* (refer to Section I under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

30.	********* ********** ******** ********** ******** ******** ********* ******* ******** *** ********* ******* *** ******* * (refer to Section II under CSG PRODUCTS for items that are billed separately and excluded from the CSC)

31.	******** *********—***** ******* ********* (includes ******* *** ******** *********** ***** ******** ******* and ****** ******* ******* ******** *** ******** **** ********** with the *** **********’* ******** ****** ******* and ******** ******** *********, and *** ***** ** *** *** ******* *** ***** ********* *********** (counted in aggregate for all Participating Affiliates that CSG is providing service to under this Agreement). Refer to Section III under CSG PRODUCTS for items associated with Vantage that are billed separately and excluded from the CSC.

32.	******** ***** ******** ** *** ** **** ********* ** ***.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Also, “******* fee for voice services includes the following:” and “Items included in the CSC that are specific to voice services include:”, as set forth in Section I.A under VOICE SERVICES, for voice services shall be deleted in its entirety and replaced with the following amended and restated list for “******* fee for voice services includes the following:”:

******* fee for voice services includes the following:

1.	Items included in the CSC for Video and Non-Rated High Speed Data, as listed in “The Monthly CSC for Video and Non-Rated High Speed Data includes the following:”, as set forth in Section I.A.1 under CSG SERVICES, for Video and Non-Rated High Speed Data, as such items relate to voice services.

2.	Items included in the CSC that are specific to voice services include:

a)	***** ****** ******* *** *********** *** **** *** ***** ******** associated with order entry and customer care.

b)	********* ****** *********.

c)	******** ******** *********.

d)	******* *** *** ******* ********** **** *** ****** *** ******-****************** *** application.

e)	***** ***** ********** *** ***** ****** ******** ********* subsequent to CSG’s receipt of ****** **** ******* * *** ***** *********. Includes **** ******* **** ** *** ****), **** *** ********** ********, ****** ********* ******* *********, and ******* ********* *********. See section III below for the ancillary fees associated with these services that are charged separately.

f)	******* ********** ******* associated with *** ********* ******** of the ******* ***** ************ *********. See Section II below for the fees associated with the ******** *************** *************, and ************* of the ******* ***** ************ ********* that are charged separately.

g)	******* ********** ******* associated with *** ***** **********. See Section II below for the fees associated with the ******** **************, and ************* of ***** ********** that are charged separately. CSG’s ***** ********** ******* ******** ******* ******* ********* **************. Assumes delivery of the data in a mutually agreeable format.

h)	******* **** ******** and **** ******* ********** **** *********. See Section II below for the setup fees associated with this service that are charged separately.

For the avoidance of doubt, if at any time in the future, additional items are included in the ******* CSC for Video and Non-Rated High Speed Data, such additional items, as they relate to voice services, unless otherwise agreed in writing by the parties, shall automatically be deemed included in the monthly fee for voice services as of the effective date of their inclusion in the Monthly CSC for Video and Non-Rated High Speed Data unless otherwise stated in the amendment to the Agreement that adds such items to the Monthly CSC for Video and Non-Rated High Speed Data.

f.	Processing for ESP statement format shall no longer be included in the CSC, but instead will be charged for separately. As a result, upon the Contract Anniversary Date, Schedule F of the Agreement, Fee Schedule, “CSG SERVICES”, Section III. A. Direct Solutions (Print and Mail), subsection II.A. Processing for ESP Statement Format shall be amended as follows:

Description of Item/Unit of Measure	Frequency	Fee
II. Statement Processing:
A. Processing for ESP Statement Format:

First Physical Page (Duplex, Black Print Only). Includes laser imaging, mail handling and automated insertion of statement page and remittance envelope if any). Excludes Materials and postage. (per statement, per system principle)

	*******	$	******

g.	Schedule F of the Agreement, Fee Schedule, “CSG SERVICES”, Section III. A. Direct Solutions (Print and Mail) subsection II.B. Additional Statement Page shall be amended as follows:

Description of Item/Unit of Measure	Frequency	Fee
II. Statement Processing:

B. Additional Statement Page: (Duplex, Black Print Only). Includes laser imaging, mail handling, and automated insertion of statement page. Excludes Materials. (per physical page per system principle) (Note 5)

	*******	$	******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The sole purpose of this change is to unbundle paper and allow all Materials to be invoiced separately as defined in Subsection h. below.

Customers and CSG acknowledge that certain Affiliates have entered into separate agreements for CSG’s printing of subscriber statements for subscribers not processing on CSG’s CCS platform (the “Non-CCS Subscribers”). The affiliate addendums executed between such Affiliates and CSG, in connection with that certain Processing and Production Services Agreement, dated as of June 18, 2003, between TWC and CSG (as amended, the “Non-CCS MSA”), including Affiliate Addendum (Carolina Region) (Document #2295355) effective as of November 3, 2008; Affiliate Addendum (Northeast Region) (Document #2298138) effective as of June 2, 2009; Affiliate Addendum (Corporate National Sales Division) (Document #2300841) effective as of November 16, 2009; Affiliate Addendum (Media Sales) (Document # 2301392) effective as of November 10, 2009; and Affiliate Addendum (Midwest Region) (Document #2305970) executed March 2, 2012; and including all subsequent amendments (collectively the “Non-CCS Print Agreements”). CSG and TWC agree, in the event the parties enter into extensions of any of the foregoing Non-CCS Print Agreements (which may include a new affiliate addendum or agreement which supersedes the current documents), which at a minimum shall include both the Carolina Region and Northeast Region Non-CCS Subscriber statement print business, for a period of not less than ******-*** **** ****** (collectively referred to as the “Threshold Renewal”), then, in the month following execution of the agreement(s) for the Threshold Renewal, CSG will ***** the ********** ********* **** **** for Customers’ CCS Subscriber statement print business to the ****-******* ****** ****, as of the effective date of the agreement(s) for the Threshold Renewal, provided in any Non-CCS Print Agreement. For the avoidance of doubt, the ****** **** available must be from Non-CCS Print Agreements under which CSG is providing print and mail services.

h.	Schedule F of the Agreement, Fee Schedule, “CSG SERVICES”, Section III. A. Direct Solutions (Print and Mail) subsection VIII. Custom Paper and Custom Envelopes shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
VIII. Custom Paper and Custom Envelopes: (Statements, Customer Letters and Past Due Notices
1. Paper – 8-1/2 x 11, 24#, plain white with one perforation (used primarily for SmartColor Printing) (per page)	*******	$	******
2. Paper – 8/1/2 x 11, 20#, plain white with one perforation (per page)	*******	$	******
3. Carrier Envelope – CSG standard #10 envelope, 20# paper with one poly-covered pistol window (per envelope)	*******	$	******
4. Carrier Envelope – CSG standard #10 envelope, 20# paper preprinted with two custom colors and one poly-covered window measuring 3-1/4” by 4-1/8” with a 2-3/16” pistol (per envelope)	*******	$	******
5. Remit Envelope – CSG standard #9 envelope, 20# paper with one open window (per envelope)	*******	$	******
6. Other Paper, Envelopes or Miscellaneous Shipping Materials (per item, per system principle)	*** *******		*****
7. Custom Paper Set-up/Revision	*** *******	$	******

As a point of clarity, with the unbundling of materials, Customers shall ** ****** ** ******* the ********* ******* as reflected on Customers’ invoices. Such invoicing will be replaced with actual volume usage at the prices provided above. Further, Customers shall no longer see the following line items on their invoices which effectively offset each other:

********** ********** ******         *$*******

Bundled Custom Forms                             $******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The sole purpose of the changes set forth in Subsections 20.f. and h. above is to unbundle the printing of the first physical statement page from the Connected Subscriber Charges (also known as CSC) without increasing the price associated with that first physical statement page for each Participating Affiliate as of April 1, 2013, and to reflect the prices for the Materials currently being used by the Participating Affiliates in connection with the printing and mailing of statements. CSG and Customer acknowledge that it was discovered that a very small subset of Customer’s business was being invoiced using a paper fee that was $****** ***** than the paper fee for the majority of Customer’s business, and that this *********** *** *** ** * ******* ********* ** *** **** ** ***. The impact of this oversight is that this small subset of Customers’ business will experience an ******** in the value associated with Customers’ first physical statement page; however, because the impact is de minimis and expected to be less than $***** per *****, CSG and Customer agree that this oversight shall not constitute a conflict or violation of the terms of the above statement that the value of the first physical statement page is not ********* as a result of the unbundling effort. Further the sole purpose of the changes set forth in Subsection 20.g. combined with certain elements of Subsection 20.h. with respect to additional statement pages is to allow CSG to invoice consistently for all paper without ********** the price associated with each additional statement page. If such Subsections have the unintended consequence of ******* *** *** **** *******, excluding price increases in Materials due to Section 5.4 “Adjustment to Fees” of the Agreement, to the Participating Affiliates for the first physical statement page and/or each additional statement page, then the parties shall cooperate to promptly enter into an amendment to the Agreement to ******* **** *****, and such amendment shall be effective as of the Contract Anniversary Date.

i.	Schedule F of the Agreement, Fee Schedule, “CSG SERVICES” Section III.A. Direct Solutions (Print and Mail) subsection II. Statement Processing shall be amended by adding the following:

Description of Item/Unit of Measure	Frequency	Fee
F. Print Suppression Fee: Data Processing fee for statements where printing is suppressed (per statement)	*******	$	******

j.	Effective as of the Contract Anniversary Date, Schedule F of the Agreement, Fee Schedule, Section entitled “CSG PRODUCTS”, Section I.H.3.b Statement Express Statement Archival Option II, shall be deleted and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
a) Option II: ****** **** ****** of on-line statement image storage	*******	$	*****

k.	Effective as of the Contract Anniversary Date, the ********* ******** ******* fee for ***** ********, as set forth in Section I.L.1 under CSG PRODUCTS shall no longer be charged separately in relation to new license grants, but instead will be included in the CSC. All of the other fees for ***** ********, as set forth in such Section, including maintenance, training and/or on-site support, shall remain in effect. As a result, upon the Contract Anniversary Date (except for the Maintenance pricing below which shall become effective as of January 1, 2013), Schedule F of the Agreement, Fee Schedule, Section entitled “CSG PRODUCTS”, Section I.L Order Workflow, shall be deleted and replaced with the following pricing table and associated notes:

Description of Item/Unit of Measure	Frequency	Fee
L. Order Workflow (Note 11)

1. Perpetual Software License (per workstation) (Note 16)	*/*		******** ** ***

2. Maintenance (Note 14)	********	$	**********

3. Training and/or On-Site Support (Note 12)	*** *******		*****

Note 11: Customer must be on CSG’s ACP platform.

Note 12: Training and On-Site as may be required by the Customer shall be provided by CSG under a duly executed statement of work.

Note 14: The Order Workflow maintenance fee listed above is for the aggregate quantity of CSG Order Workflow license(s) for Customers’ internal business use, which includes use by Customers’ third party contractors in furtherance of the internal business purposes of Customer, limited to the geographic areas and Connected Subscribers currently supported by CSG’s CCS Services as of the Contract Anniversary Date, which shall include ******* ******, but excludes ******** ** ********* *********** subsequent to the Contract Anniversary Date and as a point of clarification, should Customer purchase or terminate use of licenses prior to the Contract Anniversary Date the Maintenance fee identified above shall ******** ** ******** ***************. Invoicing Note: Solely for the ***** ******** maintenance fee listed above, CSG agrees to separately invoice up to **** **) Participating Affiliates designated by TWC for the Order Workflow maintenance fee listed above on such allocation basis as shall be provided by TWC, Notwithstanding the foregoing, TWC may change the Participating Affiliates to be invoiced by CSG for the Order Workflow maintenance fee listed above and the applicable allocation basis by providing CSG with no less than ***** **** ****’ prior notice via e-mail of same, provided the aggregate equals the Order Workflow maintenance fee listed above. TWC and CSG acknowledge and agree that regardless of which Participating Affiliate is invoiced, TWC shall at all times be responsible for any amounts due and owing hereunder.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 16: Customer’s rights to the grant of Order Work Flow license(s) are limited to; 1) ********’* ******** ******** ***, which includes use by ***** ***** *********** in furtherance of the internal business purposes of Customer; 2) ********** ***** and Connected Subscribers currently supported by CSG’s CCS Services as of the Contract Anniversary Date, which includes ******* ******, but excludes ******** ** ********* *********** ********** to the Contract Anniversary Date. In the event Customers experience growth beyond the parameters identified herein, CSG shall invoice and each Customer shall pay the per seat license and maintenance fee for Order Workflow for the fees provided below using a ratio of *** *** Order Workflow seat per *** ******** *** ******* ***** ******* additional Connected Subscribers in addition to any implementation fees.

Description of Item/Unit of Measure	Frequency	Fee
A. Order Work Flow:
1. Perpetual Software License (per workstation)	*** *******	$	******
2. Maintenance (per workstation)	********	$	*****
3. Installation	*** *******		*****

For purposes of clarification, Customer has purchased a number of Order Workflow licenses during the term of the Agreement and prior agreements with CSG. As a result, prior to January 1, 2013, Customer was required to pay annual maintenance fees on these products at various times throughout the year. TWC desires and CSG agrees to modify the invoicing of the maintenance fees paid for Customer’s Order Workflow licenses to a ******** **** basis, such that the ****** maintenance fees shall be invoiced each ******* for an ****** maintenance period from January 1st through December 31st for each calendar year (“OWF Calendar Year Invoicing”). For the avoidance of doubt, such annual maintenance fees shall remain subject to Section 5.4 “Adjustment to Fees” of the Agreement.

In order to transition to OWF Calendar Year Invoicing, CSG will invoice TWC in ******* 2013 the Order Workflow maintenance listed above less the amount of unused pre-paid Order Workflow maintenance for Order Workflow licenses whose 2012 maintenance period extended into 2013, and is set to expire prior to December 2013. Thereafter, the ****** maintenance fees shall be invoiced on a OWF Calendar **** Invoicing basis, in accordance with the fees set forth in Schedule F of the Agreement.

l. Prior to the Signature Date, Customers have purchased *** ******** **** ******* ******-***** ******* concurrent licenses of CSG’s ACSR (web-enabled) as set forth in the various Participating Affiliate Addendum(s) and the Agreement (“Licensed ACSR (web-enabled)”). Of the *** ******** **** ******* ******-***** ******* Licensed ACSR (web-enabled) licenses, *** ******** **** ******* ******* of the licenses were purchased by the New York City Division (the “Licensed ACSR (web-enabled) – NYC”) and **** ******* ****** ***** ***** of the licenses were purchased by corporate and all other Divisions other than the New York City Division (the “Licensed ACSR (web-enabled) – Other Regions”). For purposes of clarity, the Licensed ACSR (web-enabled) – NYC operates in a ******** *** ****** *********** **********t of the Licensed ACSR (web-enabled) – Other Regions. As a result, the following terms will be utilized in determining ******** ************, for each ******** *** ****** ***********, provided, however, if *** ******** *** ****** ************ cease for any reason, the following calculations shall be ****** **** *** *********** for all of the Licensed ACSR (web-enabled); therefore, CSG agrees to the following terms:

(a)	CSG will provide CSG ACSR (web-enabled) license utilization reports to TWC for (i) TWC, (ii) the Participating Affiliate Divisions other than the New York City Participating Affiliate, and (iii) the New York City Participating Affiliate Division that show the concurrent usage by ***, *** ******* ***** ********** usage, and the ******* ***** ********** usage of ACSR (web-enabled) licenses for the *****; also, provide reports for each of the above TWC regions listing the unique and active user IDs of users utilizing the CSG ACSR (web-enabled) Product. The reports will be released ******* to TWC corresponding to CSG’s ******* invoicing cycle.

(b)	For each ****** *********** (i.e. Licensed ACSR (web-enabled) – Other Regions and Licensed ACSR (web-enabled) – NYC) CSG will provide Customers with variable CSG ACSR (web-enabled) license capacity, as follows:

1)	Should Customers’ number of utilized ACSR (web-enabled) licenses for each ******** *** ****** *********** (“Utilized ACSR (web-enabled)) exceed the number of Licensed ACSR (web-enabled) for **** ******** *** ****** *********** by more than ****** ******* ***%* in a given ***** (“Variable Capacity”) based on ********** usage, TWC agrees to pay a “ACSR (web-enabled) Access Fee” as set forth in Schedule F, as set forth in the table below, for Utilized ACSR (web-enabled), if any, over and above the Variable Capacity (“Excess Concurrent Use”), subject to CSG providing TWC with a report when the number of Utilized ACSR (web-enabled) reaches the then-current number of Licensed ACSR (web-enabled) licenses. At the request of and as designated by TWC, CSG shall invoice the Participating Affiliate(s) for its applicable portion of the ACSR (web-enabled) Access Fee, if applicable.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2)	Commencing June 2013, corresponding to CSG’s ******* invoicing cycle, and each year thereafter in June, Customers’ number of Licensed ACSR (web-enabled) will be reviewed and adjusted, if necessary, in accordance with the following:

For the purpose of determining the number of Licensed ACSR (web-enabled) applicable for the next calendar year, the mean will be calculated using the following two measurements:

i) ****** ***** ******* of the highest ***** ********** usage from each of the previous ****** **** ****** (i.e. **** – ******** of the ******** **** and ******* – **** of the ******* ****) combined regional license utilization reports; and

ii) ****** ***** ******* of the average ***** ********** usage for the month from each of the previous ****** **** ****** (i.e. **** – ******** of the ******** **** and ******* – **** of the ******* ****) combined regional license utilization reports (“****** Measurement Report”).

CSG shall provide a copy of the ****** Measurement Reports to TWC no later than **** ** for each measurement period. The mean of i) and ii) above will be the quantity the parties will use for purposes of determining the Licensed ACSR (web-enabled) level applicable for the next calendar **** (“New Licensed ACSR (web-enabled)”). For example, if the Licensed ACSR (web-enabled) – NYC ****** Measurement Reports reflect averages described in i) above as ***** and averages described in ii) above as *****, it is expected that TWC will ******** the Licensed ACSR (web-enabled) licenses from ***** to ***** (i.e., * ********** licenses), unless in good faith TWC determines that a ********* ******** in licenses is not necessary to avoid similar overages in the upcoming year. Any increase to the number of Licensed ACSR (web-enabled) licenses shall be subject to the parties executing an amendment to the Agreement for TWC’s purchase of New Licensed ACSR (web-enabled) licenses at the fees set forth in Schedule F of the Agreement. TWC will have the right to specify which regions purchase the additional licenses. If applicable, CSG will invoice the applicable TWC region(s) for the New Licensed ACSR (web-enabled) in ******* of the calendar **** in which the fees apply, based on TWC’s direction.

(c)	The fees for CSG’s ACSR (web-enabled), as set forth in Section 1.B under CSG PRODUCTS, shall be deleted in its entirety and replaced with the following:

Description of Item/Unit of Measure	Frequency	Fee
B. ACSR (web-enabled): (Note 10)

1. Perpetual Software License (per seat) (upgrade to an existing ACSR license, ***** ** ******** ** *** *** ***; this upgrade in no way limits Customers’ Expanded License rights to ACSR under Section 2.3 “Expanded Software License”)

	*** *******	$	******

2. Maintenance (per seat) (upgrade to an existing ACSR license, ***** ** ******** ** *** *** ***; this upgrade in no way limits Customers’ Expanded License rights to ACSR under Section 2.3 “Expanded Software License”)

	********	$	******
3. Facilities Management (per seat)	********	$	******
4. Installation (per seat)	*/*		******** ** ***
5. ACSR (web-enabled) Access Fee (per Excess ********** Use ) (Note 15)	*******	$	*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 10: For clarification purposes, the Facilities Management fee, listed above, includes access to Third Party Communication Software hosted by CSG for CIT and/or Third Party Communication Software hosted by CSG for voice services in a server-based environment. Therefore, fees for Third Party Communication Software for hosted CIT services and/or Third Party Communication Software for voice services set forth in Schedule F shall not be charged on ACSR (web-enabled) seats. Refer to Section I under CSG PRODUCTS for other Call Center items that are billed separately.

Note 15: For billing purposes, the ACSR (web-enabled) Access Fee (per Excess Concurrent Use) shall be invoiced to TWC (or its designated Participating Affiliate(s)) by CSG on a ******* basis in arrears based on the number of Utilized ACSR (web enabled), if any, over and above the Licensed ACSR (web-enabled) plus the Variable Capacity for any given *****, subject to TWC’s receipt of an undisputed invoice for same.

Note 10: For clarification purposes, the Facilities Management fee, listed above, includes access to Third Party Communication Software hosted by CSG for CIT and/or Third Party Communication Software hosted by CSG for voice services in a server-based environment. Therefore, fees for Third Party Communication Software for hosted CIT services and/or Third Party Communication Software for voice services set forth in Schedule F shall not be charged on ACSR (web-enabled) seats. Refer to Section I under CSG PRODUCTS for other Call Center items that are billed separately.

m. The PCB Changes fees, as set forth in Section II.A.3.N under CSG SERVICES shall be deleted and replaced with the following pricing table and associated notes:

Description of Item/Unit of Measure	Frequency	Fee
N. PCB Changes: (per port/Z#, per system principle) (Note 10)	*** *******	$	******
• PCB Changes with Expedite (per port/Z#, per system principle)	*** *******	$	******
• PCB Changes with Special Build (per port/Z#, per system principle)	*** *******	$	******

Note 10: PCB Changes. Fee applies to PCB changes that are not associated with startup services.

21.	Schedule H, “Support Services for the Products”, subsection VII. Customer/SBU Review of Support Services, shall be amended to add the following:

Commencing on the Contract Anniversary Date and at the beginning of each calendar ******* thereafter, CSG agrees to provide TWC with its then current product roadmap, and each such roadmap must include ****** level, *******-**-******* detail for a rolling ***** *** **** period and a ****** level outlook for a rolling **** *** **** period. CSG agrees to meet with TWC, at TWC’s request, once per calendar ******* to review CSG’s product roadmap. CSG agrees that it shall take into consideration at such meeting, Customers’ future business needs in order for CSG make the necessary determinations as to the provision of future products and services for consumption by Customers at mutually agreed to fees.

CSG shall use commercially reasonable efforts to provide CPSM-302, CPSM-304, CPSM-306, CPSM-308, CPSM-310, CPSM-010, CPRM-006, ******* ****** and **** ********* ****** ******* ***** (“**** ********* *******”), which are generated from CCS® and Infocast File Reports, to TWC by ** **** ******* time on the next ******** *** after TWC’s ***** ***. CSG and TWC agree that in the event TWC wishes to change its ***** ***, the parties will work in good faith to mutually agree upon a project plan for provision of **** ********* ******* for the new ***** ***. In addition, CSG agrees to use commercially reasonable efforts to provide Customers with the ACP Commercial Upgrade Service Report, SLBOS/ENI Report, Corporate Hour Usage Report, WE ACSR Concurrent Usage and User ID Report within *** **** ******** **** of each calendar ***** ***.

22.	As a point of clarification, except for the Materials pricing as identified in Section 20.h. of this Amendment, the specific fees listed in this Amendment shall not be subject to Section 5.4 “Adjustment to Fees” before April 1, 2014; on or after April 1, 2014, the specific fees listed in this Fifty-ninth Amendment, except for the Materials pricing, shall be subject to the annual adjustment of fees pursuant to the terms of the Agreement.

23.	Within *** *** ***** of CSG’s adjustment to fees under the Agreement pursuant to Section 5.4 of the Agreement, CSG shall provide to TWC, in electronic format, a revised version of Schedule F that has been updated to reflect such fee adjustments and all prior amendments to Schedule F.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

24.	Within ***** **** **** after the end of each ******** ****, CSG shall provide TWC with a report setting forth the aggregate spend, and spending by category, of all Customers under the Agreement in the calendar **** just ended. The format of such report, and the data points to be set forth in such report, shall be substantially as set forth in the sample report titled “TWC Invoice Analysis”, for the year 2010, a copy of which is appended hereto as Exhibit 1 to this Amendment.

25.	The Parties agree that ***’* Affiliate Addendum shall not be subject to the amended terms provided in this Amendment. *** has provided CSG notice of ***-******* therefore the terms of its Affiliate Addendum, as previously amended, expire on March 31, 2012, and CSG is obligated to provide Termination Assistance Services to *** for a period of up to *** ******* ****** ***** **** after March 31, 2013, unless otherwise mutually agreed by the parties to the Affiliate Addendum.

26.	All custom reports developed for use by TWC or by a Customer will be provided and available to TWC and any other Customer at ** ********** ****** other than (a) the one-time development fees charged to the original requesting Customer for the Technical Services for the original development, (b) the one-time development fees charged to a subsequent Customer that requests additional development, and (c) the associated ongoing maintenance amount agreed upon at the time of the original development that is charged to the original requesting Customer.

27.	The parties acknowledge and agree that they have reached mutual agreement on pricing terms relating to the use of Statement Express API for Subscribers under this Agreement as follows: up to **** ******* *** ******* ******** *********** PDF statement image pulls (“PDF Statement Pulls”) per calendar ***** via the Statement Express API, which, for the avoidance of doubt, excludes any statement image pulls through ACSR (“Initial Capacity”) at ** ******; fees in the amount of $*** for each increment of ***** ******* *** ***** ******** ********* such PDF statement image pulls per calendar ***** that exceed the Initial Capacity, and a ******* Support Services fee for the Statement Express API in the amount of $***** per Connected Subscriber less an offset on a dollar for dollar basis equal to the amount of maintenance fees that Customers pay for Statement Express pursuant to Section I.H. of Schedule F. The foregoing pricing also includes *** ****** archival of statements on terms similar to Statement Express, with an option to purchase ****** ****** archival similar to Statement Express for an additional $**** per Connected Subscriber per ***** (with a dollar for dollar offset for any Statement Express ****** ***** archival fees that are paid) Promptly following execution of this Amendment, the parties agree to negotiate in good faith to reach an agreement on and execute an amendment to (a) the Agreement adding the Statement Express API with the foregoing pricing terms; and (b) the Non-CCS MSA providing that, in addition to making PDF images of Client bill statements (“PDF Images”) available to Clients’ electronic billing vendors as provided therein, CSG shall make such PDF Images accessible, via ImageView (also known as Exact View) from CSG’s data repository databases, via any third party systems, and such other mediums, as Clients may elect from time to time, including but not limited to, website and desktop applications, wireless devices, subject to mutually agreed upon Statement of Work, to TWC and/or any such Clients. For purposes of this subsection (b), the term “Clients” shall have the meaning described in the Non-CCS MSA.

28.	A dispute has arisen between the parties regarding a consolidated case entitled ** **: ******* ********* ********** *** *”***”*, case number ** * **** *** * ***** in the ****** ****** ******** ****** ******** ******** ** ******** that was filed against *** *”*** ****”*, and claims among other things that allegedly *** through the use of ***’* ******** or ******** ********* upon the ******* ** *** specified in the *** **** (“Dispute”). Upon the Signature Date, the parties wish to settle this Dispute as follows (“Dispute Settlement”):

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

a.	*** agrees to pay to **** *** *****, a ****** ** *** ****** ** $*********. Such amount shall be paid by *** to *** no later than January 31, 2013.

b.	*** agrees to facilitate a discussion between *** *** *** **** ******* *** **** to ******* **** **** ** *** **** during the course of the defense prior to dismissal of the action.

c.	The parties agree that the Dispute Settlement shall not represent an admission of fault or wrongdoing by either party regarding the case filed by Plaintiff as captioned above or later modified. Therefore, in exchange for the consideration provided in subsection a.[ and b.] above, each party agrees to forever release the other party’s past and present employees, agents, shareholders, officers, directors, predecessors, if any, joint ventures, successors and assigns, heirs, executors, administrators and trustees from and against any and all suits, causes of action and claims with respect to the ******* ** *** specified in the *** ****.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Mike LaJoie	By: /s/ Randy Wiese

Name: Mike LaJoie	Name: Randy Wiese

Title: Executive Vice President	Title: EVP/CFO

Date: December 20, 2012	Date: December 28, 2012

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 1

See Attached